EXHIBIT 99.1

GlobalSantaFe Fleet Status

as of 03.02.06

	Rig Name	Rated Water Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information (See Note 1 below)
JACKUPS (45)
1	GSF Adriatic I	300’	MLT 116-C	Angola	Yes	Contracted	late Feb 06	mid Feb 07	low $110s	2-weeks repairs mid Feb 06 at zero dayrate
2	GSF Adriatic II	350’	MLT 116-C	Angola		Contracted	late Nov 04	late May 07	mid $50s
3	GSF Adriatic III	350’	MLT 116-C	Gulf of Mexico	Yes	Contracted	mid Feb 06	mid Mar 06	low $140s	Followed by 1-month option in low $140s; followed by 1-month commitment in mid $150s
4	GSF Adriatic V	300’	MLT 116-C	Angola		Contracted	late Sep 04	early Apr 07	mid $50s
5	GSF Adriatic VI	300’	MLT 116-C	Cameroon	Yes	Contracted	early Dec 05	mid Feb 06	$105	Followed by 1-month contract at $105; followed by 1-week idle at zero dayrate; followed by 1-month contract at $109; followed by 3-month contract in low $120s; followed by 2 1/2-month commitment in low $130s; followed by 2 1/2-month commitment in mid $140s; followed by 6-month contract in mid $140s
6	GSF Adriatic VII	350’	MLT 116-C	Gulf of Mexico		Idle			zero	Idle at zero dayrate due to damages caused by Hurricane Rita; See Note 2 below
7	GSF Adriatic VIII	328’	MLT 116-C	Nigeria		Contracted	late Mar 04	late Mar 06	mid $50s	Followed by 1-year contract in mid $140s
8	GSF Adriatic IX	350’	MLT 116-C	Gabon	Yes	Contracted	early Jan 06	early Mar 06	mid $110s	Followed by 10-month contract in low $100s; followed by 1 1/2-year contract in mid $150s
9	GSF Adriatic X	350’	MLT 116-C	Egypt	Yes	Contracted	early Nov 04	early Nov 06	low $60s	(1-week survey mid Jun 06 at zero dayrate); followed by 2-year commitment in mid $150s
10	GSF Adriatic XI	300’	MLT 116-C	Vietnam	Yes	Contracted	mid Feb 06	late Dec 06	low $110s	1-week survey early May 06 at zero dayrate
11	GSF Baltic	375’	MLT SUPER300	Nigeria	Yes	Contracted	early Jan 06	mid May 06	high $60s	Followed by 6 1/2-month contract in low $130s; followed by 2-month contract in low $190s
12	GSF Britannia	200’	Bret Engineering	UK North Sea		Contracted	late Mar 05	late Mar 07		(First year in mid $50s; second year in low $60s); followed by 2-year option in low $60s
13	GSF Compact Driller	300’	MLT 116-C	Thailand	Yes	Contracted	early Sep 02	late Oct 07		Dayrate adjusted every 3-months based on market dayrate to a cap of high $70s; dayrate for Jan 06 thru Mar 06 estimated in high $70s
14	GSF Constellation I	400’	F&G JU 2000	Trinidad		Contracted	early Aug 04	early Aug 07	high $70s
15	GSF Constellation II	400’	F&G JU 2000	Argentina		Contracted	late Oct 05	late Mar 06	low $130s	Followed by 1 1/2-month MOB to Mediterranean; followed by 4-months available; followed by 3-year commitment in high $180s
16	GSF Galaxy I	400’	F&G L-780 Mod VI	UK North Sea	Yes	Contracted	mid Aug 05	early Mar 06	low $100s	Followed by 3-week survey early Mar 06 at zero dayrate; followed by 2-week upgrade in low $70s; followed by 9 1/2-month contract in low $100s; followed by 1-month option at $105; followed by 4-month option in mid $110s; followed by 3-month commitment in high $220s
17	GSF Galaxy II	400’	KFELS Mod VI	East Canada	Yes	Contracted	early Jan 06	mid Mar 06	mid $120s	Followed by 2-week survey late Mar 06 at zero dayrate; followed by 8-month contract in mid $120s
18	GSF Galaxy III	400’	KFELS Mod VI	UK North Sea		Contracted	early Oct 05	late May 07	mid $90s	Followed by 40-month option in mid $90s
19	GSF Galveston Key	300’	MLT 116-C	Vietnam	Yes	Contracted	late Oct 05	late Mar 06	low $70s	Followed by 2-year contract in high $140s
20	GSF High Island I	250’	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	late Feb 06	mid Apr 06	mid $70s	Followed by 1 1/2-month contract in mid $120s; followed by 1-week idle in early Jun at zero dayrate; followed by 3-month contract in low $130s
21	GSF High Island II		MLT 82-SD-C	Gulf of Mexico	Yes	Idle	early Oct 05	early May 06	zero	Idle at zero dayrate due to damages caused by Hurricane Rita; See Note 2 below
22	GSF High Island III	250’	MLT 82-SD-C	Gulf of Mexico		Idle			zero	Idle at zero dayrate due to damages caused by Hurricane Rita; See Note 2 below
23	GSF High Island IV	270’	MLT 82-SD-C	Gulf of Mexico	Yes	Idle	mid Feb 06	early May 06	zero	Followed by 1 1/2-month contract in mid $70s; followed by 5-month contract in low $120s
24	GSF High Island V	270’	MLT 82-SD-C	Gabon	Yes	Contracted	early Mar 06	early Jun 06	mid $80s	Followed by 9-month contract in mid $80s
25	GSF High Island VII	250’	MLT 82-SD-C	Cameroon	Yes	Contracted	early Feb 06	late Sep 06	high $80s	Followed by 8-month contract in high $90s
26	GSF High Island VIII	250’	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	mid Nov 05	early Mar 06	low $70s	Followed by 6-month contract in mid $120s; 1-week inspections mid Feb 06 at zero dayrate
27	GSF High Island IX	250’	MLT 82-SD-C	Qatar	Yes	MOB	early Mar 06	mid Apr 06	zero	Followed by 1 1/2-month commitment in mid $140s; followed by 1-year commitment in mid $140s
28	GSF Key Gibraltar	300’	MLT 84-C (modified)	Thailand	Yes	Contracted	early Oct 04	early Oct 06		Dayrate adjusted every three months based on market dayrate to a cap of low $80s; dayrate for Jan 06 thru Mar 06 estimated in low $80s; followed by 4 1/2-month commitment in mid $190s
29	GSF Key Hawaii	300’	Mitsui 300-C	Qatar		Contracted	early Dec 04	early Dec 06	low $50s
30	GSF Key Manhattan	350’	MLT 116-C	Egypt		Contracted	early Jul 04	early Jul 06	high $50s	Followed by 2-year commitment (first year in mid $130s; second year in mid $150s); (1-week repairs early Sep 06 at zero dayrate)
31	GSF Key Singapore	350’	MLT 116-C	Egypt		Contracted	early Jun 05	late May 06	low $70s	Followed by 2-year commitment (first year in mid $130s; second year in mid $150s); (1-week repairs early Oct 06 at zero dayrate)
32	GSF Labrador	300’	CFEMT-2005-C	UK North Sea	Yes	Contracted	late Feb 06	mid May 06	low $80s	Followed by 2-week survey late May 06 at zero dayrate; followed by 8 1/2-month contract in low $90s; followed by 7 1/2-month commitment in low $170s; followed by 6-month commitment in low $220s
33	GSF Main Pass I	300’	F&G L780-II	Gulf of Mexico		Contracted	early Jan 06	late Jun 06	low $100s	Followed by 3-weeks idle early Jul 06 at zero dayrate
34	GSF Main Pass IV	300’	F&G L780-II	Gulf of Mexico		Contracted	early Jan 06	early Apr 06	low $100s	Followed by 2-month contract in low $140s
35	GSF Magellan	350’	F&G L-780 Mod V	UK North Sea		Contracted	mid Feb 06	mid Feb 07		(first 5-months in low $140s; last 7 months in mid $140s)
36	GSF Monarch	350’	F&G L-780 Mod V	UK North Sea		Contracted	early Jun 05	early Apr 07		First year in low $70s; second year in mid $70s; (3-week survey late Mar 06 at zero dayrate); followed by 2-year option in mid $70s
37	GSF Monitor	350’	F&G L-780 Mod V	Trinidad		Contracted	mid Jan 05	mid Mar 06	low $70s	Followed by 3-year contract in high $140s
38	GSF Parameswara	300’	Baker Marine BMC 300 IC	Indonesia	Yes	Contracted	mid Oct 05	mid Jun 08	$101
39	GSF Rig 103	250’	MLT 52-C	Qatar		Contracted	early Oct 04	late Sep 06	high $40s
40	GSF Rig 105	250’	MLT 52-C	Gulf of Suez		Contracted	mid Jun 05	mid Jun 06	high $40s
41	GSF Rig 124	250’	Modec 200C-45	Gulf of Suez	Yes	Contracted	early Jan 06	mid Apr 06	mid $50s	Followed by 3 1/2-month contract in mid $50s; (1-week survey early Aug 06 at zero dayrate)
42	GSF Rig 127	250’	F&G L-780 Mod II	Qatar		Contracted	early Jun 04	late May 06	high $40s	Followed by 2-week repairs early Jun 06 at zero dayrate; followed by 1-year commitment in low $120s
43	GSF Rig 134	300’	F&G L-780 Mod II	Malaysia		Contracted	mid Jan 06	mid Mar 06	mid $80s	Followed by 12-month commitment in high $120s
44	GSF Rig 136	300’	F&G L-780 Mod II	Indonesia	Yes	Contracted	late Sep 05	late May 06	low $60s	Followed by 3-month contract in mid $110s; followed by 1-year commitment in low $160s; (1-week survey early Nov 06 at zero dayrate)
45	GSF Rig 141	250’	MLT 82-SD-C	Gulf of Suez	Yes	Contracted	mid Feb 06	mid Feb 07	low $70s

	Rig Name	Rated Water Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information (See Note 1 below)
SEMISUBMERSIBLES (11)
1	GSF Aleutian Key	2,300’	F&G Enhanced Pacesetter	Trinidad	Yes	Contracted	early Jan 06	early Apr 06	mid $140s	Followed by 7 1/2-month contract in mid $140s; followed by MOB to West Africa in low $350s; followed by 2-year contract in low $350s
2	GSF Arctic I	3,400’	F&G L-907	Gulf of Mexico	Yes	Contracted	late Jul 05	early Sep 06	mid $160s	Followed by 3-month contract in mid $270s; followed by 2-month contract in mid $320s; followed by 3-year commitment in low $270s commencing 1Q 07 (Brazil); (1-week downtime early Feb 06 at zero dayrate)
3	GSF Arctic II	1,200’	F&G L-907	UK North Sea	Yes	Contracted	early Jan 06	mid Mar 06	low $50s	Followed by 5-month contract in low $170s; followed by 3-month contract in low $180s; followed by 2-month commitment in low $200s; followed by 2 1/2-month contract in low $200s; (3 weeks downtime early Feb 06 at zero dayrate)
4	GSF Arctic III	1,800’	F&G L-907	UK North Sea		Contracted	late Nov 05	late Nov 06	low $150s	Followed by 1-year commitment in mid $350s
5	GSF Arctic IV	1,800’	F&G L-907	UK North Sea		Contracted	mid Jan 06	late Apr 06	mid $180s	Followed by 3-week survey late Apr 06 at zero dayrate; followed by 3-month contract in mid $180s; followed by 4-month contract in low $200s; followed by 2-month unpriced option; followed by 5-months available; followed by 3-year commitment in low $240s commencing 3Q 07 (Brazil)
6	GSF Celtic Sea	5,750’	F&G L-907	Gulf of Mexico	Yes	Contracted	early Mar 06	late Jun 06	low $100s	Followed by 4-week upgrades during Jul 06 at zero dayrate; followed by 4-month contract in mid $170s; followed by 3-month unpriced option; followed by 1-year contract in mid $320s
7	GSF Development Driller I	7,500’	F&G ExD	Gulf of Mexico		Contracted	mid May 06	mid May 08	low $210s	Start date delayed to mid May 06 due to unexpected correction of a thruster defect after arrival in GOM and additional damage caused by Hurricane Katrina; see Note 2 below
8	GSF Development Driller II	7,500’	F&G ExD	Gulf of Mexico		Contracted	mid Nov 05	mid Nov 08	low $180s	Start date delayed to mid Nov 05 due to unexpected correction of a thruster defect after arrival in GOM and additional damage caused by Hurricane Katrina; see Note 2 below; 2-week repairs early Jan at zero dayrate; 2-week repairs mid Jan at 50% dayrate
9	GSF Grand Banks	1,500’	AKER H-3.2	East Canada		Contracted	mid Jan 06	mid Jan 09	mid $140s
10	GSF Rig 135	2,400’	F&G 9500 Enhanced Pacesetter	Angola	Yes	Contracted	mid Jan 06	late Feb 07	low $300s	Followed by 3-month contract in mid $320s; followed by 2 1/2-year contract in mid $320s
11	GSF Rig 140	2,400’	F&G 9500 Enhanced Pacesetter	UK North Sea	Yes	Contracted	mid Feb 06	mid Apr 06	mid $50s	Followed by 4-week survey mid Apr 06 at zero dayrate; followed by 4-month contract in high $190s; followed by 2-month contract in low $240s; followed by 1-month unpriced option; followed by 2-month commitment in mid $220s; followed by 1-months available; followed by 1-month MOB to Angola in mid $280s; followed by 2-year commitment at $305
DRILLSHIPS (3)
1	GSF C.R. Luigs	9,000’	GMDC	Gulf of Mexico		Contracted	early Jan 06	late Apr 06	low $180s	Followed by 1-year contract in mid $220s; followed by 2-year contract in low $390s
2	GSF Explorer	7,800’	GMDC	Gulf of Mexico	Yes	MOB	late Jan 06	mid Mar 06		($7.3 million MOB revenues during MOB from Turkey to GOM to be recognized in Jan 06); followed by 2-weeks repairs Mar 06 at zero dayrate; followed by 1-year contract in mid $230s; followed by 2-year contract in mid $360s (Angola)
3	GSF Jack Ryan	8,000’	GMDC	Angola		Contracted	mid Mar 05	mid Mar 06	$205	Followed by 6-month contract in mid $240s; followed by 6-month contract in mid $260s; followed by 2-year contract in high $290s

	Owned by Third Party (2)	Rated Drilling Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information (See Note 1 below)
1	Dada Gorgud	1,557’	F&G Pacesetter	Caspian Sea		Contracted	mid Mar 00	late Dec 07	$107	Evergreen
2	Istiglal	2,297’	F&G Pacesetter	Caspian Sea		Contracted	early Jul 05	late Dec 07	low $80s	Evergreen

Note 1: Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication of guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.

In addition to the dayrate revenues set forth in this fleet status table, the company receives miscellaneous revenues not included in the table. During the fourth quarter 2005, miscellaneous revenues were approximately $49.5 million, including $19.2 million of cost reimbursements. The revenues were the result of rig mobilization fees and miscellaneous fees including catering, labor, material, rental, handling, and incentive bonuses. We anticipate similar amounts of miscellaneous revenues in upcoming quarters, but such revenues could vary due to the type of services requested.

Note 2: Four of our semisubmersible drilling rigs in the U.S. Gulf of Mexico, the GSF Arctic I, the GSF Celtic Sea, the GSF Development Driller I and the GSF Development Driller II, sustained damage in Hurricane Katrina during August 2005 that rendered them unable to perform drilling operations. Less than a month later, Hurricane Rita caused considerable damage to four of our cantilevered jackup rigs in the U.S. Gulf of Mexico: the GSF High Island II, the GSF High Island III, the GSF High Island IV and the GSF Adriatic VII. All of these rigs are covered for physical damage under the hull and machinery provision of our insurance policy, which carries a deductible of $10 million per occurrence. Hurricane Katrina and Hurricane Rita are each considered to be a separate occurrence. In addition, the GSF Arctic I, the GSF Development Driller I and the GSF Development Driller II are covered by loss of hire insurance under which we are reimbursed for 100 percent of each rig’s contracted dayrate for up to a maximum of 270 days per rig following 60 days (the “waiting period”) of lost revenue.

Our insurance policy provides that if claims for a single event are filed under both the hull and machinery and loss of hire sections of the policy, we will bear only a single deductible from that occurrence of no more than the highest deductible from any individual section. Based on repair times completed and projected for the GSF Arctic I, the GSF Development Driller I and the GSF Development Driller II, the amount of revenue lost to us during the waiting period is expected to be higher than the $10 million hull and machinery deductible. Therefore, the 60 day waiting period under our loss of hire insurance is expected to serve as the only deductible for the Hurricane Katrina event, although in the case of the GSF Development Driller I and GSF Development Driller II, the application of the 60 day waiting period provision is complicated by the fact that at the time of the hurricane both rigs were undergoing thruster remediations and accordingly we already had put our insurance underwriters on notice as to a claim under the loss of hire section of the policy. Hull and machinery damage from Hurricane Katrina should not be subject to any separate deductible. None of the jackup rigs damaged during Hurricane Rita were insured for loss of hire and, therefore a single $10 million hull and machinery deductible will apply for damage to the rigs caused by Hurricane Rita.

Based on preliminary evaluations of all the damaged rigs, we have recorded an involuntary conversion loss against the book value of the rigs during the third quarter of 2005. The majority of this loss has been offset by anticipated insurance recoveries.

Upon completion of our damage assessment on the GSF High Island III and GSF Adriatic VII, it is possible that one or both of the rigs may be declared a constructive total loss. If either the GSF High Island III or GSF Adriatic VII is declared to be constructive total losses, we will be entitled to receive the total insured values of the rigs of $55 million and $70 million, respectively. Taking into consideration the losses already recorded for these two rigs, as discussed above, they have a current book value of $1.2 million and $1.4 million, respectively, which is equal to their estimated salvage value.

The GSF High Island II shifted during Hurricane Rita causing significant damage to the legs that became evident when we tried to jack the rig down. We have successfully jacked the rig down, but suffered additional leg damage in the process. The rig is undertow to the shipyard where the legs, jack houses, and spud cans will be surveyed to determine the extent of the damage and to conduct necessary repairs. Until such time as damaged leg sections can be replaced, we anticipate a temporary reduction in rated water depth of the rig to the 200’ to 225’ range. We anticipate it will take approximately seven months to obtain replacement leg sections.

Forward-Looking Statements

Under the Private Securities Litigation Reform Act of 1995, companies are provided a “safe harbor” for discussing their expectations regarding future performance. We believe it is in the best interests of our shareholders and the investment community to use these provisions and provide such forward-looking information. We do so in this current report on Form 8-K and in other communications. Our forward-looking statements include things such as: (a) our anticipation that miscellaneous revenues in upcoming quarters will be similar to those in the third quarter of fiscal 2005; (b) estimated dayrates; (c) current term, start and end dates of contracts; (d) our expectation that we will recover all of our costs to repair the rigs from insurance, subject to deductibles; (e) our expectation that loss-of-hire insurance policies will provide reimbursement to the company for 100 percent of the contracted dayrates for the GSF Arctic I, GSF Development Driller I, and GSF Development Driller II for up to a maximum of 270 days following 60 days of lost revenue; (f) our estimation that it will take approximately seven months to obtain replacement leg sections for the GSF High Island II; and (g) other statements that are not historical facts.

Our forward-looking statements speak only as of the date of this current report on Form 8-K and are based on available industry, financial and economic data and our operating and financing plans as of that date. They are also inherently uncertain, and investors must recognize that events could turn out to be materially different from what we expect.

Factors that could cause or contribute to such differences include, but are not limited to: (a) general economic and business conditions; (b) manpower and/or equipment shortages; (c) operating risks; (d) additional undiscovered damage; and (e) such other risk factors as may be discussed in our latest annual report on Form 10-K and subsequent reports filed with the U.S. Securities and Exchange Commission.

We disclaim any obligation or undertaking to disseminate any updates or revisions to our statements, forward-looking or otherwise, to reflect changes in our expectations or any change in events, conditions or circumstances on which any such statements are based.

Definitions:

low = 0, 1, 2, 3.999 ie: 50,000 - 53,999

mid = 4, 5, 6.999 ie: 54,000 - 56,999

high = 7, 8, 9.999 ie: 57,000 - 59,999